                                                                   EXHIBIT 23.3





                       Consent of Independent Auditors

We consent to the reference to our firm under the captions "Experts," "Summary Selected Financial Information" and "Selected Financial Information" and to the use of our reports indicated below in this registration statement on Form S-11 of Equity Office Properties Trust.


                                                               DATE OF AUDITORS'
             FINANCIAL STATEMENTS                                    REPORT
--------------------------------------------------------------------------------
Consolidated financial statements and financial statement     February 23, 1998,
schedule III, Real Estate and Accumulated Depreciation, of   except for Note 25, as
Equity Office Properties Trust as of December 31, 1997 and   to which the date is March
for the period from July 11, 1997 to December 31, 1997, and         18, 1998
the combined financial statements of the Equity Office
Predecessors as of December 31, 1996 and for the period
from January 1, 1997 to July 10, 1997 and for the
years ended December 31, 1996 and 1995

Statement of Revenue and Certain Expenses of 177 Broad          March 28, 1997
Street for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of Preston            April 16, 1997
Commons for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of Oakbrook           May 30, 1997
Terrace Tower for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of One Maritime       June 6, 1997
Plaza for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of 201 Mission        April 30, 1997
Street for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of 30 N. LaSalle      June 13, 1997
for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of the     September 3, 1997
Columbus America Properties for the year ended December
31, 1996



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                                                               DATE OF AUDITORS'
             FINANCIAL STATEMENTS                                    REPORT
--------------------------------------------------------------------------------

Combined Statement of Revenue and Certain Expenses of the    September 3, 1997
Prudential Properties for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of        September 24, 1997
550 South Hope Street for the year ended March 31, 1997

Combined Statement of Revenue and Certain Expenses of the    September 9, 1997
Acorn Properties for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of 10     September 5, 1997
& 30 South Wacker Drive for the year ended December 31,
1996

Statement of Revenue and Certain Expenses of One Lafayette   September 5, 1997
Centre for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of the    January 22, 1997
PPM Properties for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of the    September 26, 1997
Wright Runstad Properties for the year ended September 30,
1996






                                                        /s/ ERNST & YOUNG LLP
                                                        ERNST & YOUNG LLP



Chicago, Illinois
April 29, 1998